SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 ---------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report(Date of earliest event reported): August 3, 2000 (July 31, 2000)
                        ---------------------------------



                           FLAG FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)



   Georgia                         0-24532                           58-209417
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(State or other                (Commission File                (I.R.S. Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)


101 North Greenwood St., LaGrange, Georgia                               30240
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(Address of principal executive offices                              (Zip Code)



Registrant's telephone number, including area code:  (706) 845-5000
                                                   ----------------



                                 Not Applicable
        (Former name or former address, if changed since last report.)


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ITEM 5.  Other Events

         On July 31, 2000, the Registrant and Pineland State Bank completed the branch sale transactions contemplated by the Purchase and Assumption Agreement dated March 6, 2000. Attached hereto is the press release regarding the branch sale.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (a)   Financial Statements:  Not Applicable

          (b)   Pro Forma Financial Statements:  Not Applicable

          (c)  Exhibits: The following exhibit is filed as part of this report:
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               99.1 Press Release dated August 1, 2000 issued by the Registrant

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FLAG FINANCIAL CORPORATION


                                          By:/s/ J. Daniel Speight, Jr.
                                          -----------------------------
                                          J. Daniel Speight, Jr.
                                          President and Chief Executive Officer


                                          Date:    August 3, 1998

                                INDEX OF EXHIBITS


         Exhibit Numbers                   Description
         ---------------                   -----------

         99.1                              Press Release, dated August 1, 2000